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                                                  CIT RV TRUST 1998-A

                                                MONTHLY SERVICER'S REPORT



                                                                                         Due Period                     9/30/98
                                                                                         Determination Date            10/9/98
                                                                                         Distribution Date             10/15/98



I.      All Payments on the Contracts                                                                                 12,060,561.65
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                                    0.00
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        284,067.53
VI.     Reimbursement of prior monthly Servicer Advances                                                                -178,336.18
VII.    Incorrect Deposits                                                                                                     0.00

Total available amount in Collection Account                                                                         $12,166,293.00
                                                                                                                    ===============

Draws from the Reserve Account                                                                                                $0.00

Total Distribution                                                                                                   $12,166,293.00


DISTRIBUTION AMOUNTS                                                     Cost per $1000
-------------------------------                                          ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                     429,956.81
     (b)  Class A-1 Note Principal Distribution                                                  9,070,029.98
             Aggregate Class A-1 Note Distribution                         85.58546658                                 9,499,986.79

2.   (a)  Class A-2 Note Interest Distribution                                                     463,733.33
     (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                          4.93333330                                    463,733.33

3.   (a)  Class A-3 Note Interest Distribution                                                     269,550.00
     (b)  Class A-3 Note Principal Distribution                                                          0.00
            Aggregate Class A-3 Note Distribution                          4.99166667                                    269,550.00

4.   (a)  Class A-4 Note Interest Distribution                                                     406,000.00
     (b)  Class A-4 Note Principal Distribution                                                          0.00
           Aggregate Class A-4 Note Distribution                           5.07500000                                     406,000.00

5.   (a)  Class A-5 Note Interest Distribution                                                     188,700.00
     (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                          5.10000000                                    188,700.00

7.   (a)  Class B Note Interest Distribution                                                        94,350.00
     (b)  Class B Note Principal Distribution                                                            0.00
            Aggregate Class B Note Distribution                            5.24166667                                     94,350.00

8.   (a)  Certificate Interest Distribution                                                         33,839.83
     (b)  Certificate Principal Distribution                                                             0.00
            Aggregate  Certificate Distribution                            5.58333340                                     33,839.83

9.    Servicer Payment
       (a)  Servicing Fee                                                                          157,316.54

               Total Servicer Payment                                                                                    157,316.54

10.  Deposits to the Reserve Account                                                                                   1,052,816.51

Total Distribution                                                                                                   $12,166,293.00
                                                                                                                    ===============

11.  Distribution from the Reserve Account
       (a)  Draws deposited to the Note Distribution Account                                             0.00
       (b)  Draws deposited to the Certificate distribution Account                                      0.00
       (c)  Distribution to Lender                                                               1,290,589.39
       (d)  Distribution to Affiliated Owner                                                             0.00

Total Distribution from the Reserve Account                                                                            1,290,589.39

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           INTEREST
-------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes  @ 5.830%                                                              429,956.81
        (b) Class A-2 Notes  @ 5.920%                                                              463,733.33
        (c) Class A-3 Notes  @ 5.990%                                                              269,550.00
        (d) Class A-4 Notes  @ 6.090%                                                              406,000.00
        (e) Class A-5 Notes  @ 6.120%                                                              188,700.00

                     Aggregate Interest on Class A Notes                                                               1,757,940.14

        (f) Class B Notes @    6.290%                                                                                     94,350.00
        (g) Certificate @      6.700%                                                                                     33,839.83

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                              0.00
        (b) Class A-2 Notes                                                                              0.00
        (c) Class A-3 Notes                                                                              0.00
        (d) Class A-4 Notes                                                                              0.00
        (e) Class A-5 Notes                                                                              0.00
        (f) Class B Notes                                                                                0.00

        (g) Certificate                                                                                  0.00


3.   Total Distribution of Interest                                       Cost per $1000
                                                                         ----------------
        (a) Class A-1 Notes                                                3.87348477              429,956.81
        (b) Class A-2 Notes                                                4.93333330              463,733.33
        (c) Class A-3 Notes                                                4.99166667              269,550.00
        (d) Class A-4 Notes                                                5.07500000              406,000.00
        (e) Class A-5 Notes                                                5.10000000              188,700.00

                     Total Aggregate Interest on Class A Notes                                                         1,757,940.14

        (f) Class B Notes                                                  5.24166667                                     94,350.00

        (g) Certificate                                                    5.58333340                                     33,839.83

          PRINCIPAL
-------------------------------

                                                                         No. of Contracts
                                                                         ----------------
1.   Amount of Stated Principal Collected                                                        2,052,819.01
2.   Amount of Principal Prepayment Collected                                  174               7,017,210.97
3.   Amount of Liquidated Contract                                              0                        0.00
4.   Amount of Repurchased Contract                                             0                        0.00

       Total Formula Principal Distribution Amount                                                                     9,070,029.98

5.   Principal Balance before giving effect to Principal Distribution                             Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                         0.7972867         88,498,828.81
        (b) Class A-2 Notes                                                                         1.0000000         94,000,000.00
        (c) Class A-3 Notes                                                                         1.0000000         54,000,000.00
        (d) Class A-4 Notes                                                                         1.0000000         80,000,000.00
        (e) Class A-5 Notes                                                                         1.0000000         37,000,000.00
        (f) Class B Notes                                                                           1.0000000         18,000,000.00

        (g) Certificate                                                                             1.0000000          6,060,865.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class B Notes                                                                                                      0.00

        (g) Certificate                                                                                                        0.00


7.   Principal Distribution                                              Cost per $1000
                                                                        ----------------
        (a) Class A-1 Notes                                               81.71198180                                 9,070,029.98
        (b) Class A-2 Notes                                                0.00000000                                          0.00
        (c) Class A-3 Notes                                                0.00000000                                          0.00
        (d) Class A-4 Notes                                                0.00000000                                          0.00
        (e) Class A-5 Notes                                                0.00000000                                          0.00
        (f) Class B Notes                                                  0.00000000                                          0.00

        (g) Certificate                                                    0.00000000                                          0.00

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8.   Principal Balance after giving effect to Principal Distribution                        Pool Factor
                                                                                            -----------
        (a) Class A-1 Notes                                                                  0.7155748                79,428,798.83
        (b) Class A-2 Notes                                                                  1.0000000                94,000,000.00
        (c) Class A-3 Notes                                                                  1.0000000                54,000,000.00
        (d) Class A-4 Notes                                                                  1.0000000                80,000,000.00
        (e) Class A-5 Notes                                                                  1.0000000                37,000,000.00
        (f) Class B Notes                                                                    1.0000000                18,000,000.00

        (g) Certificate                                                                      1.0000000                 6,060,865.00



          POOL DATA
-------------------------------
                                                                                             Aggregate
                                                                         No. of Contracts  Pool Balance
                                                                         ----------------  ------------
1.   Pool Stated Principal Balance as of 9/30/98                             10,673       368,489,664.64

2.   Delinquency Information                                                                                      % of Pool Balance
                                                                                                                  -----------------
              (a) 31-59 Days                                                   92           2,251,387.83                     0.611%
              (b) 60-89 Days                                                   34             812,093.11                     0.220%
              (c) 90-119 Days                                                  23           1,000,087.95                     0.271%
              (d) 120 Days +                                                   10             318,110.09                     0.086%

3.   Contracts Repossessed during the Due Period                                0                   0.00

4.   Current Repossession Inventory                                             1               9,218.73

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                         0                   0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                  0.00
                                                                                         ------------------
       Total  Net Liquidation Losses for the related Due Period                                                                0.00

7.   Cumulative Net Losses on all Liquidated Receivables                        0                                              0.00

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.693%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               165.465

10.  Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                      173.198

       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Rate                            0.3605%
    (b)  Maximum Average Delinquency Rate                    1.2500%
    (c)  Delinquency Rate Trigger in effect ?                                  NO

2.  (a)  Cumulative Net Loss Rate                            0.0000%
    (b)  Maximum Cumulative Net Loss Rate                    0.3200%
    (c)  Net Loss Rate Trigger in effect                                       NO

        MISCELLANEOUS
-------------------------------

1.  Monthly Servicing Fees                                                                                               157,316.54

2.  Servicer Advances                                                                                                    284,067.53

3.    (a)  Opening Balance of the Reserve Account                                                                      8,495,093.11
      (b)  Deposits to the Reserve Account                                                        1,052,816.51
      (c)  Investment Earnings in the Reserve Account                                                33,697.21
      (d)  Distribution from the Reserve Account                                                - 1,290,589.39
      (e)  Ending Balance of the Reserve Account                                                                       8,291,017.44

4.  Specified Reserve Account Balance                                                                                  8,291,017.44

5.  Available Reserve Amount                                                                              2.25%        8,291,017.44

6.  Reserve Account Loan Activity
      (a)  Distribution on Loan:
                Interest                                                                             20,871.51
                Principal                                                                         1,269,717.88
                      Total P&I                                                                                        1,290,589.39

      (b)  Beginning Loan Balance                                                                                      4,595,214.49
      (c)  Principal Payment                                                                                           1,269,717.88
      (d)  Ending Loan Balance                                                                                         3,325,496.61


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